                                                                  EXECUTION COPY



              AMENDED AND RESTATED DOMESTIC SUBSIDIARY GUARANTEE
              --------------------------------------------------

     AMENDED AND RESTATED GUARANTEE, dated as of December 29, 2000, made by each of the corporations that are signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Guarantors"), in favor
                                                        ----------
of THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of February 24, 1999 (as amended, the "Existing Credit Agreement"), among the
                                          -------------------------
Federal-Mogul Corporation, a Michigan corporation (the "Company"), each Foreign
                                                        -------
Subsidiary Borrower party thereto (together with the Company, the "Existing
                                                                   --------
Borrowers"), the banks and other financial institutions from time to time
---------
parties thereto (the "Existing Lenders") and The Chase Manhattan Bank, as
                      ----------------
Administrative Agent, the Existing Lenders have made and/or agreed to make loans to the Existing Borrowers upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to the Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as amended, modified, supplemented, extended or renewed from time to time, including pursuant to any amendment and restatement thereof, the "Credit Agreement"; capitalized terms used in these recitals and
              ----------------
not defined herein being used with the meanings given to such terms in the Credit Agreement), among the Company, each Foreign Subsidiary Borrower party thereto, the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, the Existing Credit Agreement is being amended and restated in its entirety, and the Lenders have agreed to make further Loans and other extensions of credit to the Borrowers;

     WHEREAS, each Borrower is a member of an affiliated group of companies that includes each Guarantor;

     WHEREAS, the proceeds of the loans made under the Existing Credit Agreement and of the Loans and other extensions of credit to be made under the Credit Agreement have been or will be used in part to enable the Borrowers to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and other extensions of credit pursuant to the Credit Agreement;

     WHEREAS, certain of the Guarantors are parties to the Amended and Restated Domestic Subsidiary Guarantee, dated as of February 24, 1999 (the "Existing
                                                                   --------
Domestic Subsidiary Guarantee"), made by the Guarantors in favor of The Chase
-----------------------------
Manhattan Bank, as Administrative
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                                                                               2


Agent under the Existing Credit Agreement, which guarantees obligations of the Borrowers under the Existing Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligations of the Lenders to agree to amend and restate the Existing Credit Agreement and to continue to make Loans and other extensions of credit to the Borrowers under the Credit Agreement that the Existing Domestic Subsidiary Guarantee shall have been amended and restated as provided herein to reflect the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, to induce the Lenders to make their respective Loans and other extensions of credit thereunder, and to induce Lenders and Lender Affiliates to enter into Hedge Agreements and to permit Cash Management Obligations to be incurred, each Guarantor hereby agrees with the Administrative Agent that the Existing Domestic Subsidiary Guarantee is hereby amended and restated in is entirety, as follows:

     1. Defined Terms.  (a) Unless otherwise defined herein, terms defined in
        -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b)  The following terms shall have the following meanings:

          "Administrative Agent":  The Chase Manhattan Bank, in its capacity as
           --------------------
     Administrative Agent under the Credit Agreement, and any successor Administrative Agent appointed thereunder.

          "Existing Borrowers":  as defined in the recitals hereto.
           ------------------

          "Existing Credit Agreement":  as defined in the recitals hereto.
           -------------------------

          "Guaranteed Obligations":  the collective reference to (a) the unpaid
           ----------------------
     principal of and interest on the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrowers to the
     Administrative Agent or any Lender (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans outstanding thereunder and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Guarantee, any Notes or any other Loan Document or any other document made, delivered or given in connection therewith, (b) all obligations and liabilities of the Company or any of its Subsidiaries to any Lender or Lender Affiliate (including, without limitation, interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the maturity of any amount payable thereunder and interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any of its Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in
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                                                                               3

     such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Secured Hedge Agreement or any document made, delivered or given in connection therewith, and (c) all Cash Management Obligations, in each case whether the obligations and liabilities described in any of the foregoing clauses (a), (b) or (c) are on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders or Lender Affiliates that are required to be paid by the Company or any of its Subsidiaries pursuant to the terms of any of the foregoing agreements).

          "Notes":  as defined in the Credit Agreement.
           -----

          "Secured Hedge Agreements":  the collective reference to (a) the
           ------------------------
     Specified Hedge Agreements and (b) any Hedge Agreements outstanding on the date hereof and listed on Schedule X to the Credit Agreement.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.   Guarantee.
     ---------

     (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of itself, the Lenders and the Lender Affiliates from time to time holding any Guaranteed Obligations and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company and its Subsidiaries when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum aggregate liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guaranteed Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto the Company or any of its Subsidiaries may be free from any Guaranteed Obligations.
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                                                                               4

     (d) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (e) No payment or payments made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Guaranteed Obligations or payments received or collected from such Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full and the Commitments are terminated.

     (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.


     3.   Right of Contribution.  Each Guarantor hereby agrees that to the
          ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4.   Right of Set-off.  Upon the occurrence of any Event of Default, each
          ----------------
Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder which are then due and payable and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Documents or otherwise in connection therewith, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application
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                                                                               5


made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     5.   No Subrogation.  Notwithstanding any payment or payments made by any
          --------------
of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower, any Guarantor or any other Subsidiary of the Company or any collateral security or guarantee or right of offset held by any Lender for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower, any Guarantor or any other Subsidiary of the Company in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent, the Lenders and the Lender Affiliates by the Borrowers and the Subsidiaries of the Company on account of the Guaranteed Obligations are paid in full, no Letter of Credit is outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, the Lenders and the Lender Affiliates, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     6.   Amendments, etc. with respect to the Guaranteed Obligations; Waiver of
          ----------------------------------------------------------------------
Rights.  Each Guarantor shall remain obligated hereunder notwithstanding
------
that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent, any Lender or any
Lender Affiliate may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent, any Lender or any Lender Affiliate for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender nor
any Lender Affiliate shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed
Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the respective Borrower, any Guarantor or guarantor or any other Subsidiary of the Company, and
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                                                                               6

any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from such Borrower, any such other Guarantor or guarantor or any such other Subsidiary or any release of such Borrower, such other Guarantor or guarantor or such other Subsidiary shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7.   Guarantee Absolute and Unconditional.  Each Guarantor waives any and
          ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent, any Lender or any Lender Affiliate upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers, any of the Guarantors and any other Subsidiaries of the Company, on the one hand, and the Administrative Agent, the Lenders and the Lender Affiliates, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon each Borrower, any of the Guarantors or any other Subsidiary of the Company with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard (to the extent permitted by applicable law) to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, any Lender or any Lender Affiliate, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any
Borrower or any other Subsidiary of the Company against the Administrative
Agent, any Lender or any Lender Affiliate, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower, such Guarantor or such Subsidiary) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or any other Subsidiary of the Company for the Guaranteed Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the
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                                                                               7



Administrative Agent, the Lenders and the Lender Affiliates holding any Guaranteed Obligations, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement, a Borrower may be free from any Guaranteed Obligations.

     8.  Reinstatement.  This Guarantee shall continue to be effective, or be
         -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, any Lender or any Lender Affiliate upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, any Guarantor or any other Subsidiary of the Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower, any Guarantor or any other Subsidiary of the Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9.  Payments.  Each Guarantor hereby guarantees that payments hereunder
         --------
will be paid to the Administrative Agent without set-off or counterclaim, in the currency in which the Guaranteed Obligation in respect of which such payment is made is denominated, at the place of payment specified in the Credit Agreement.

     10. Representations and Warranties. To induce the Administrative Agent and
         ------------------------------
the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that the representations and warranties set forth in Article VIII of the Credit Agreement, as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to
        --------
the Company's knowledge shall, for the purposes of this Section 10, be deemed to be a reference to such Guarantor's knowledge.

     11. Authority of Administrative Agent. Each Guarantor acknowledges that the
         ---------------------------------
rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     12. Release. At the request and sole expense of the Company, a Guarantor
         -------
shall be released from its obligation hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company
                                                       --------
shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

     13. Notices. All notices, requests and demands to or upon the
         -------
Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 15.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor care of the Company.

     14. Counterparts. This Guarantee may be executed by one or more of the
         ------------
Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Administrative Agent.

     15. Severability. Any provision of this Guarantee which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. Integration. This Guarantee represents the agreement of each Guarantor
         -----------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

     17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the
         -----------------------------------------------------
terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18. Section Headings. The section headings used in this Guarantee are for
         ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19. Successors and Assigns. This Guarantee shall be binding upon the
         ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent, the Lenders and the Lender Affiliates holding any Guaranteed Obligations and their successors and assigns.

     20. Additional Guarantors. Each Subsidiary of the Company that is required
         ---------------------
to become a party to this Guarantee pursuant to Section 10.11 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

     21. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND
         -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     22. Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably
         -----------------------------------
and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 13 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     23. Acknowledgements.  Each Guarantor hereby acknowledges that:
         ----------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;
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                                                                              10



     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

     24.  WAIVER OF JURY TRIAL.  EACH GUARANTOR, AND, BY ACCEPTANCE HEREOF, THE
          --------------------
ADMINISTRATIVE AGENT, THE LENDERS AND LENDER AFFILIATES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM
THEREIN.

                                                                         ANNEX I


     ASSUMPTION AGREEMENT, dated as of ________________, 200, made by ______________________________, a ______________ corporation (the "Additional
                                                                   ----------
Guarantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in
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such capacity, the "Administrative Agent") for the banks and other financial
                    --------------------
institutions (the "Lenders") parties to the Credit Agreement referred to below.
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All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, each Foreign Subsidiary Borrower party thereto, the banks and other financial institutions from time to time parties thereto and the Administrative Agent have entered into a Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
                                 -----------------

     WHEREAS, in connection with the Credit Agreement, the Company and certain of its Affiliates (other than the Additional Guarantor) have entered into the Amended and Restated Domestic Subsidiary Guarantee, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee") in favor of the Administrative Agent for the benefit of the
----------
Lenders;

     WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee; and

     WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

     NOW, THEREFORE, IT IS AGREED:

     1.  Guarantee. By executing and delivering this Assumption Agreement, the
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Additional Guarantor, as provided in Section 20 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 10 of the Guarantee is true and correct with respect to such Additional Guarantor on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2.  GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                    [ADDITIONAL GUARANTOR]


                    By: ____________________________
                    Name:
                    Title:
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          IN WITNESS WHEREOF, each of the undersigned has caused this trust to be duly executed and delivered by its duly authorized officer as of the day and year written.

                                   Carter Automotive Company, Inc.
                                   Federal-Mogul Aviation, Inc.
                                   Federal-Mogul Dutch Holdings Inc.
                                   Federal-Mogul Global Inc.
                                   Federal-Mogul Ignition Company
                                   Federal-Mogul Products, Inc.
                                   Federal-Mogul U.K. Holdings Inc.
                                   Federal-Mogul Venture Corporation
                                   Federal-Mogul World Wide, Inc.
                                   Federal-Mogul Global Properties, Inc.
                                   Felt Products Mfg. Co.
                                   AE Goetze FB Inc.
                                   Brake Acquisition Inc.
                                   Federal-Mogul Aftermarket of Canada Inc.
                                   Federal-Mogul Camshafts, Inc.
                                   Federal-Mogul Carolina, Inc.
                                   Federal-Mogul Engineered Bearings, Inc.
                                   Federal-Mogul Flowery Branch, L.L.C.
                                   Federal-Mogul LaGrange, Inc.
                                   Federal-Mogul Piston Rings, Inc.
                                   Federal-Mogul Powertrain, Inc.
                                   Federal-Mogul RPB, Inc.
                                   Federal-Mogul Sealing Systems, Inc.
                                   Federal-Mogul Sintered Products-Waupun, Inc.
                                   Federal-Mogul Sintered Products, Inc.
                                   Federal-Mogul South Bend, Inc.
                                   Federal-Mogul Systems Protection Group, Inc.
                                   Federal-Mogul Technology, Inc.
                                   Ferodo America, Inc.
                                   Ferodo Technical Center Inc.
                                   McCord Sealing, Inc.
                                   T&N Industries Inc.
                                   Weyburn Acquisition Corporation

                                   By: /s/ Scott Argersinger
                                       ----------------------------
                                   Name:  Scott Argersinger
                                   Title: Authorized Representative